UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2005

FCStone Group, Inc.

(Exact name of Registrant as specified in its charter)

Iowa	000-51099	42-1091210
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2829 Westown Parkway, West Des Moines, Iowa	50266
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (515) 223-3756

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 15, 2005, FCStone Group, Inc. (the “Company”) will commence mailing a letter to its shareholders which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On August 15, 2005, FCStone Group, Inc. (the “Company”) purchased 103,922 Company shares held by Farmland Industries pursuant to an auction held by the Farmland’s liquidating trustee and the approval of the bankruptcy court. The aggregate purchase price for the purchase of these shares was $605,000, or $5.82 per share.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: Not Applicable.

(b) Pro Forma Financial Information: Not Applicable.

(c) Exhibits:

Exhibit 99.1    Letter to Shareholders dated August 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005

FCSTONE GROUP, INC.
(Registrant)

By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer